UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 1, 2006

Date of Report (Date of earliest event reported)

The Boeing Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL		60606-1596
(Address of Principal Executive Offices)		(Zip Code)

(312) 544-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 1, 2006, at the 2006 Annual Meeting of Shareholders (“2006 Annual Meeting”) of The Boeing Company (the “Company”), the Company’s shareholders approved (i) The Boeing Company Elected Officer Annual Incentive Plan (the “Annual Incentive Plan”) to qualify certain executive compensation under the Internal Revenue Code’s criteria for tax deductibility and (ii) amendment of The Boeing Company 2003 Incentive Stock Plan (the “2003 Plan”), including amendments to increase the number of shares available for issuance under the 2003 Plan by 30 million, to 60 million, and to enhance the ability to make tax-efficient awards. The Board of Directors, on the recommendation of its Compensation Committee and subject to shareholder approval, initially adopted the Annual Incentive Plan and the amendments to the 2003 Plan effective as of February 27, 2006.

This summary of the Annual Incentive Plan and the 2003 Plan, and more detailed summaries set forth in the Company’s proxy statement for the 2006 Annual Meeting filed with the Securities and Exchange Commission on March 24, 2006, are qualified in their entirety by reference to the full texts of the Annual Incentive Plan and the 2003 Plan, which are included as Appendix A and Appendix B, respectively, to the definitive proxy statement filed by the Company on March 24, 2006.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2006 Annual Meeting, the Company’s shareholders also approved amendments to the Company’s Restated Certificate of Incorporation and By-Laws. The amendments eliminated the remaining supermajority vote provisions in the Company’s organizational documents relating to certain fundamental aspects of the Company’s governing instruments such as shareholder meetings, the number and removal of directors, the filling of vacancies on the Board of Directors and cumulative voting. The Board of Directors approved these amendments on February 27, 2006, subject to approval by the shareholders.

The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 5, 2006 and was effective upon filing. The amendments to the By-Laws were effective on May 1, 2006.

The foregoing summary of the amendments to the Restated Certificate of Incorporation and the By-Laws is qualified in its entirety by reference to the text of the Amended and Restated Certificate of Incorporation and to the text of the By-Laws, as amended and restated, both of which are filed as exhibits to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of The Boeing Company, filed with the Secretary of State of Delaware on May 5, 2006.

3.2	By-Laws of The Boeing Company, as amended and restated on May 1, 2006.

10.1	The Boeing Company Elected Officer Annual Incentive Plan (incorporated by reference to Appendix A to the definitive proxy statement filed by the Company on March 24, 2006).

10.2	The Boeing Company 2003 Incentive Stock Plan (as Amended and Restated Effective February 27, 2006) (incorporated by reference to Appendix B to the definitive proxy statement filed by the Company on March 24, 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ James C. Johnson
James C. Johnson
Vice President, Corporate Secretary and Assistant
General Counsel

Dated: May 5, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of The Boeing Company, filed with the Secretary of State of Delaware on May 5, 2006.

3.2	By-Laws of The Boeing Company, as amended and restated on May 1, 2006.

10.1	The Boeing Company Elected Officer Annual Incentive Plan (incorporated by reference to Appendix A to the definitive proxy statement filed by the Company on March 24, 2006).

10.2	The Boeing Company 2003 Incentive Stock Plan (as Amended and Restated Effective February 27, 2006) (incorporated by reference to Appendix B to the definitive proxy statement filed by the Company on March 24, 2006).